UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2014 (September 5, 2014)

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780
333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 9, 2014, HD Supply Holdings, Inc. (the “Company” or “HD Supply”), HD Supply, Inc.’s parent company, issued a press release, filed as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s financial results for the three months ended August 3, 2014.

The information contained in Item 7.01 concerning the presentation to HD Supply investors is hereby incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(a) On September 5, 2014, the board of directors (the “Board”) of HD Supply Holdings, Inc. (the “Company”) accepted the resignation of Mr. Brian A. Bernasek from the Board and related responsibilities on the Executive Committee to allow for the appointment of a new independent director.

(b) On the same date, upon recommendation from the nominating and corporate governance committee of the board of directors of HD Supply Holdings, Inc. (“Holdings”), the board of directors (collectively, the “Board”) of Holdings and HD Supply, Inc. (collectively, the “Company”) appointed Kathleen J. Affeldt to the Board and to the Board’s Compensation Committee. The Board has determined that Ms. Affeldt is an independent director under the applicable independence requirements of the NASDAQ Stock Market and the Securities Exchange Act of 1934 (the “Exchange Act”). The appointment is effective September 5, 2014. Ms. Affeldt will serve as a Class I director of Holdings, which class will stand for re-election at the 2017 annual meeting of shareholders.

Ms. Affeldt, age 65, most recently served as vice president of human resources at Lexmark International, a position she held from 1996 until her retirement in 2003. She joined Lexmark as a director of human resources in 1991 when it was formed as a result of a buy-out from IBM. Ms. Affeldt began her career at IBM in 1969, specializing in sales of supply chain systems. She later held a number of human resources management positions at IBM. Ms. Affeldt previously served on the board, and as chair of the compensation committee, of SIRVA, Inc. from August 2002 to May 2007 and Sally Beauty Holdings, Inc. from November 2006 to November 2013. She also served on the board of Whole Health, Inc. from 2004 to 2006. Ms. Affeldt currently serves on the board, and as chair of the compensation committee, of NCI Building Systems, Inc. since November 2009, and of BTE Technologies, Inc. since May 2004. Other than SIRVA, Sally Beauty and NCI, she has not served as a director of any other public company in the last five years. Ms. Affeldt attended the State University of New York and Hunter College majoring in Business Administration.  She has also participated in numerous technical and leadership development programs, as well as the executive education program at Williams College. Ms. Affeldt’s leadership and expertise in the human resources field, coupled with her operations history, strong business acumen and public company experience, will prove beneficial to the Company as we further evolve.

Ms. Affeldt will participate in Holdings’ standard outside director compensation program, filed as Exhibit 10.59 to Holdings’ registration statement on Form S-1/A filed on June 13, 2013 (the “ S-1”), including a pro-rated annual equity retainer based on the date she joined the Holdings’ board of directors, under the same terms and conditions as provided in the form of Director Restricted Stock Unit Agreement filed as Exhibit 10.57 to the S-1. Ms. Affeldt entered into the Company’s standard indemnification agreement, as described in the S-1.

There are no family relationships between Ms. Affeldt and any officer or other director of the Company or any related party transactions involving Ms. Affeldt. There is no arrangement or understanding between Ms. Affeldt and any other person pursuant to which she was selected as a director.

Item 7.01.  Regulation FD Disclosure.

The slide presentation attached hereto as Exhibit 99.2, and incorporated herein by reference, will be presented to certain investors of HD Supply on September 9, 2014 and may be used by HD Supply in various other presentations to investors.  In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release “HD Supply Holdings, Inc. Announces Fiscal 2014 Second-Quarter Results,” dated September 9, 2014.

99.2	HD Supply presentation to investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2014	HD Supply Holdings, Inc.

	By:	/s/ Ricardo J. Nuñez
Ricardo J. Nuñez
Senior Vice President, General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2014	HD Supply, Inc.

	By:	/s/ Ricardo J. Nuñez
Ricardo J. Nuñez
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release “HD Supply Holdings, Inc. Announces Fiscal 2014 Second-Quarter Results,” dated September 9, 2014.

99.2	HD Supply presentation to investors.